Exhibit 99.1

FatPipe, Inc. Provides Preliminary Fourth Quarter Fiscal 2026 Results and Business Update; Schedules Earnings Release for May 18th, 2026

SALT LAKE CITY, UT / PRNewswire / April 30, 2026

FatPipe, Inc. (NASDAQ: FATN), a pioneer and multiple patents holder in enterprise-class software-defined wide area networking and cybersecurity solutions, today provided preliminary financial results for its fiscal quarter ended March 31, 2026, along with a business update ahead of its upcoming earnings release.

Preliminary Financial Highlights

Based on currently available information, FatPipe expects for the fourth quarter of fiscal 2026:

●	4th Quarter revenue in the range of $6.6 million to $7.0 million, representing approximately 79% YoY growth at the midpoint
●	4th Quarter Adjusted EBITDA in the range of $3.0 million to $3.2 million for Q4 FY2026 as compared to $0.2 million for Q4 FY2025

The Company’s preliminary results reflect continued investment in sales efforts and ongoing expansion of its channel partnerships.

These unaudited preliminary results are based on management’s initial review and are subject to the completion of the Company’s financial closing procedures and audit.

A reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure will be provided with the Company’s full financial results. Adjusted EBITDA should not be considered in isolation or as a substitute for GAAP measures.

Upcoming Earnings Release and Conference Call

FatPipe plans to release its full fiscal year 2026 financial results on May 18, 2026, after market close.

Management will host a conference call and webcast to discuss the results:

●	Date: May 18, 2026
●	Time: 4:15 PM to 4:45 PM ET
●	Format: Investor Webinar
●	Registration Link: https://events.teams.microsoft.com/event/36b2db48-b620-4895-ade5-94296ccee6f2@51ec01b9-4755-406d-a5cf-be0d14b56e66

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s expected financial results, anticipated revenue, margins, profitability, cash position, growth prospects, business strategy, market opportunity, product development, customer demand, sales pipeline, channel expansion, and the timing and results of the Company’s fiscal year 2026 financial close and audit.

These forward-looking statements are based on the Company’s current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management, and are not guarantees of future performance. Words such as “expects,” “anticipates,” “believes,” “intends,” “plans,” “estimates,” “projects,” “may,” “will,” “should,” “could,” “continues,” and similar expressions are intended to identify such forward-looking statements.

Actual results may differ materially from those expressed or implied by these forward-looking statements as a result of various risks and uncertainties, including, but not limited to:

●	the completion of the Company’s financial closing procedures and audit, and the possibility of adjustments to the preliminary financial results presented herein;
●	the Company’s ability to accurately forecast demand and convert its sales pipeline into revenue;
●	variability in customer purchasing cycles, including delays or reductions in spending by enterprise, service provider, or public sector customers;
●	risks related to the Company’s channel and distribution strategy, including dependence on third-party partners;
●	competition in the markets for software-defined networking, SASE, and cybersecurity solutions, including from larger and more established companies;
●	the Company’s ability to successfully develop, introduce, and gain market acceptance for new products and enhancements, including its integrated networking and security offerings;
●	risks related to cybersecurity threats, network disruptions, or failures in the Company’s products or services;

●	general economic, industry, and market conditions, including inflationary pressures, interest rate changes, and geopolitical uncertainty;
●	the impact of regulatory requirements applicable to public companies and the Company’s ability to maintain effective internal controls over financial reporting; and
●	other risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

The preliminary financial information presented in this press release is based on management’s initial review of operations for the period and remains subject to the completion of normal quarter- and year-end accounting procedures, including the audit by the Company’s independent registered public accounting firm. Accordingly, actual reported results may differ materially from the preliminary results presented herein. Investors are cautioned not to place undue reliance on these preliminary financial results.

Forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

About FatPipe, Inc.

FatPipe pioneered the concept of software-defined wide area networking (SD-WAN) and hybrid WANs that eliminate the need for cooperation from ISPs and allow enterprises and service providers to control multi-link network traffic. FatPipe offers a single-stack networking and cybersecurity platform backed by 13 U.S. patents related to multipath and software-defined networking. FatPipe products are sold through more than 200 resellers worldwide.

For more information, please visit www.fatpipeinc.com.

Follow us on X @FatPipe_Inc.

Company Contact

+1 801.683-5656 x 1140

Investor.ir@fatpipeinc.com